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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                January 27, 1997
                Date of Report (Date of earliest event reported)

                               BRUSH WELLMAN INC.
               (Exact Name of Registrant as Specified in Charter)

                                      OHIO
                            (State of Incorporation)

                                     1-7006
                            (Commission File Number)

                                   34-0119320
                        (IRS Employer Identification No.)

                             17876 ST. CLAIR AVENUE
                              CLEVELAND, OHIO 44110
                    (Address of principal executive offices)

                                 (216) 486-4200
              (Registrant's telephone number, including area code)




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ITEM 5.  OTHER EVENTS

         On January 27, 1998, the Directors of Brush Wellman Inc. (the "Company") declared a dividend distribution of one right (a "Right") for each outstanding share of Common Stock, par value $1.00 per share, of the Company (a "Common Share") outstanding as of the close of business on February 9, 1998 (the "Record Date") pursuant to the terms of a Rights Agreement, dated as of January 27, 1998 (the "Rights Agreement"), between the Company and National City Bank, N.A., as the Rights Agent. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Serial Preferred Stock, Series A, without par value (a "Preferred Share"), of the Company at a price of $110.00 per one one-hundredth of a Preferred Share, subject to adjustment. The Rights Agreement also provides, subject to specified exceptions and limitations, that Common Shares issued or delivered from the Company's treasury after the Record Date will be entitled to and accompanied by Rights. The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, a copy of which (including all exhibits thereto) is filed as EXHIBIT 4.1 hereto and incorporated herein by this reference. A summary description of the Rights is set forth in EXHIBIT C to the Rights Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)      Financial Statements of Business Acquired:  None
                  -----------------------------------------

         (b)      Pro Forma Financial Information:  None
                  -------------------------------

         (c)      Exhibits.
                  ---------

                  4.1 Rights Agreement, dated as of January 27, 1998, between Brush Wellman Inc. and National City Bank, N.A., as Rights Agent, and exhibits thereto (including a Form of Right Certificate as EXHIBIT B thereto and a Summary of Rights to Purchase Preferred Stock as EXHIBIT C thereto)

                  99.1     Press Release, dated January 27, 1998




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                                     BRUSH WELLMAN INC.



Date: January 27, 1998              By:  /s/ Carl Cramer
                                         ---------------------------------------
                                         Carl Cramer
                                         Vice President Finance and
                                         Chief Financial Officer










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                                INDEX TO EXHIBITS



EXHIBIT NUMBER                            EXHIBIT
--------------                            -------

      4.1 Rights Agreement, dated as of January 27, 1998, between Brush Wellman Inc. and National City Bank, N.A., as Rights Agent, and exhibits thereto (including a Form of Right Certificate as EXHIBIT B thereto and a Summary of Rights to Purchase Preferred Stock as EXHIBIT C thereto).

     99.1                Press Release, dated January 27, 1998






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